UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2015

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000

Austin, Texas 78701

(Address of Principal Executive Offices)

(Zip Code)

(737) 704-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 10, 2015, Parsley Energy, Inc., through its subsidiary, Parsley Energy, L.P. (together, the “Company”), completed the disposition contemplated by the asset purchase agreement, dated October 20, 2015 (the “Purchase Agreement”), by and between the Company and ExL Petroleum Management, LLC (the “Buyer”). Pursuant to the Purchase Agreement, the Company divested approximately 7,300 net acres in north Martin and south Dawson Counties, Texas, with approximately 500 Boe/d of associated net production, for approximately $39.5 million in cash, subject to customary closing conditions and adjustments (the “Divestiture”).

The purchase price was determined based on arm’s length negotiations. Prior to the Divestiture, there were no material relationships between the Buyer, on the one hand, and the Company or any of its affiliates, directors, officers or any associate of such directors or officers, on the other hand.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The pro forma financial information required by this Item 9.01 is filed as Exhibit 99.1 hereto and is incorporated herein by reference. The unaudited pro forma consolidated and combined balance sheet as of September 30, 2015, has been prepared as if the Divestiture occurred on that date. The unaudited pro forma consolidated and combined statements of operations for the year ended December 31, 2014, and the nine months ended September 30, 2015, have been prepared as if the Divestiture occurred on January 1, 2014.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated October 20, 2015, by and between Parsley Energy, L.P. and ExL Petroleum Management, LLC.

99.1	Unaudited pro forma consolidated and combined balance sheet as of September 30, 2015, and unaudited pro forma consolidated and combined statements of operations for the year ended December 31, 2014, and the nine months ended September 30, 2015.

*	Certain exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Vice President—General Counsel

Dated: December 16, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated October 20, 2015, by and between Parsley Energy, L.P. and ExL Petroleum Management, LLC.

99.1	Unaudited pro forma consolidated and combined balance sheet as of September 30, 2015, and unaudited pro forma consolidated and combined statements of operations for the year ended December 31, 2014, and the nine months ended September 30, 2015.

*	Certain exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

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